Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Sabrina Sanders, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand the date set forth opposite their name.

/s/ William E. Kennard	1/30/2025
William E. Kennard Director	Date

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Sabrina Sanders, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand the date set forth opposite their name.

/s/ Scott T. Ford 1/31/2025
Scott T. Ford Director

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Sabrina Sanders or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand the date set forth opposite their name.

/s/ Glenn H. Hutchins	1/30/2025
Glenn H. Hutchins Director	Date

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Sabrina Sanders or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand the date set forth opposite their name.

/s/ Stephen J. Luczo 1/31/2025
Stephen J. Luczo Director

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Sabrina Sanders or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand the date set forth opposite their name.

/s/ Marissa A. Mayer	1/30/2025
Marissa A. Mayer Director	Date

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Sabrina Sanders or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand the date set forth opposite their name.

/s/ Michael B. McCallister	1/30/2025
Michael B. McCallister Director	Date

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Sabrina Sanders or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand the date set forth opposite their name.

/s/ Beth E. Mooney	1/30/2025
Beth E. Mooney Director	Date

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Sabrina Sanders or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand the date set forth opposite their name.

/s/ Matthew K. Rose	1/30/2025
Matthew K. Rose Director	Date

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Pascal Desroches, David R. McAtee II, George B. Goeke, Sabrina Sanders, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand the date set forth opposite their name.

/s/ John T. Stankey	1/30/2025
John T. Stankey Chief Executive Officer, President and Director	Date

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Sabrina Sanders or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand the date set forth opposite their name.

/s/ Cynthia B. Taylor	1/30/2025
Cynthia B. Taylor Director	Date

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, George B. Goeke, Sabrina Sanders or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand the date set forth opposite their name.

/s/ Luis A. Ubiñas	1/30/2025
Luis A. Ubiñas Director	Date